UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 18, 2005

                                INFINICALL CORP.
                            (f/k/a FONEFRIEND, INC.)


             (Exact name of Registrant as specified in its charter)



    Delaware                       0-24408                  33-0611753
(State or other            (Commission File Number)      (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)


             5670 Wilshire Blvd., Suite 2605, Los Angeles, CA 90036
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 829-2338


ITEM 4. 01 FORM 8-K

AMENDMENT 1 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 6, 2005, the Registrant engaged Jaspers & Hall, P.C. , Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of March 31, 2005, and the related statements of income, 'stockholders' equity and cash flows for the year then ended. The decision to appoint Jaspers & Hall, P.C. was approved by the Registrant's Board of Directors.

The Registrant, with approval of its Board of Directors, dismissed Kabani & Company, Certified Public Accountants as its auditors effective July 6, 2005. During the Registrant's fiscal year ended on March 31, 2004 and continuing until the dismissal of Kabani & Company, there were no disagreements with Kabani & Company within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Kabani & Company's satisfaction, would have caused Kabani & Company to make reference to the subject matter of the disagreements in connection with its reports which we modified as to uncertainty regarding on going concerns.

During the Registrant's recent fiscal years and any subsequent interim period prior to the engagement of Jaspers & Hall, P.C. neither the Registrant nor anyone on the Registrant's behalf consulted with Jaspers & Hall, P.C. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit option that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested Kabani & Company to review the disclosures contained herein and has invited Kabani & Company the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, or clarification of the Registrant's expression of Kabani & Company's views, or the respects in which Kabani & Company does not agree with the statements contained herein. A copy of letter referencing the above from Kabani & Company is enclosed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


c.  Exhibit


         Exhibit                                    Description

           23.1                                        Letter from Kabani & Company, an accountancy firm

---------------------------------------------------------------------------------------------------------------------

KABANI & COMPANY, INC.
Certified Public Accountants


                                                                            6033 West Century Blvd.,
                                                                                          Suite 810,
                                                                               Los Angeles, CA 90045
                                                                                Phone (310) 694-3590
                                                                                  Fax (310) 420-0371
                                                                                    www.kabanico.com

August 10, 2005



Office of the Chief Accountant
SECPS Letter File
Mail Stop 9-5
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


Re: Infinicall Corp.
File No. 0-24408



We have read the statements that we understand Infinicall Corp. will include under Item 4.01 of the Form 8-K report, dated July 18, 2005, it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.


Very truly yours,

/s/ Kabani & Company, Inc
Kabani & Company, Inc.






Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINICALL CORP.
(Registrant)





By: /s/ James A. Trodden                      Dated: August 11, 2005
--------------------------------
Name: James A. Trodden
Title: Secretary



                                  End of Filing